Successfully Executing Strategy to Drive Long-Term Value for All Shareholders

National Bankshares

National Bankshares Investor Presentation – 1st Quarter 2024

Forward-Looking Statements

National Bankshares, Inc. (the "Company" or "we") makes forward-looking statements in this presentation that are subject to significant risks and uncertainties. These forward-looking statements include statements regarding our profitability, liquidity, allowance for credit losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals, and are based upon our management's views and assumptions as of the date of this presentation. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends," or other similar words or terms are intended to identify forward-looking statements.

These forward-looking statements are based upon or are affected by factors that could cause our actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, effects of or changes in interest rates, the ability to maintain adequate liquidity by retaining deposit customers and secondary funding sources, especially if the Company's or banking industry's reputation becomes damaged, the adequacy of the level of the Company's allowance for credit losses, the amount of credit loss provisions required in future periods, and the failure of assumptions underlying the allowance for credit losses, general and local economic conditions, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury, the OCC, the Federal Reserve, the CFPB and the FDIC, and the impact of any policies or programs implemented pursuant to financial reform legislation, unanticipated increases in the level of unemployment in the Company's market, the quality or composition of the loan and/or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market, the real estate market in the Company's market, laws, regulations and policies impacting financial institutions, technological risks and developments, and cyber-threats, attacks or events, the Company's technology initiatives, geopolitical conditions, including acts or threats of terrorism and/or military conflicts, or actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events, the Company's ability to identify, attract, and retain experienced management, relationship managers, and support personnel, particularly in a competitive labor environment, performance by the Company's counterparties or vendors, applicable accounting principles, policies and guidelines, and risks associated with mergers, acquisitions, and other expansion activities.

On January 23, 2024, the Company and our bank subsidiary entered into a merger agreement with Frontier Community Bank ("Frontier"), pursuant to which the Company will acquire Frontier (the "Merger"). In addition to the factors described above, the Company's operations, performance, business strategy and results may be affected by the following factors: the businesses of the Company and Frontier may not be integrated successfully after the Merger or such integration may be more difficult, time-consuming or costly than expected; the cost savings and synergies contemplated by the Merger may not be fully realized or realized within the expected timeframe; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; and the ability to obtain required regulatory and shareholder approvals and meet other closing conditions to the Merger; and the ability to complete the Merger on the expected timeframe may be more difficult, time-consuming or costly than expected.

These risks and uncertainties should be considered in evaluating the forward-looking statements contained in this presentation. We caution readers not to place undue reliance on those statements, which speak only as of the date of this presentation.

Non-GAAP Financial Measures

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management uses these non-GAAP financial measures in its analysis of the Company's performance. These measures typically adjust GAAP performance measures to exclude intangibles and include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or transactions that are infrequent in nature. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company's core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Q1 2024 Highlights

	EPS	ROAA	ROATCE	Efficiency Ratio
UNADJUSTED[1]	$0.37	0.53%	6.72%	72.62%
CORE[1]	$0.45	0.64%	8.19%	68.10%

- ✓ Reported net income for the quarter of $2.17 million or $0.37 per common share and core net income of $2.65 million or $0.45 per common share[1]
- ✓ Earnings continue to be negatively impacted by higher interest rates and elevated deposit costs; however, asset repricing should continue to contribute to improved interest income going forward
- ✓ Strong liquidity, with only 21% uninsured non-municipal deposits
- ✓ Substantial borrowing capacity from the FHLB, the Federal Reserve and another correspondent bank which enable the Company to meet foreseeable liquidity demands
- ✓ Improved deposit levels due to increases in time, interest-bearing demand and noninterest-bearing deposits
- ✓ Modest increase in accumulated other comprehensive loss compared to Q4 2023 due to slight increase in interest rates over the period

Source: Company filings; (1) Unadjusted figures prepared in accordance with GAAP. Core figures are non-GAAP measures and exclude non-recurring items. See appendix for non-GAAP reconciliations

NKSH at a Glance

Founded: 1891 - The National Bank of Blacksburg ("NBB")
Headquarters: Blacksburg, VA
Ticker: NKSH (Nasdaq)
Branches / LPOs: 25 branches[1] / 2 LPOs



Branch
Loan production office ("LPO")
Roanoke branch under construction
Richmond

Financial Highlights (as of or for the quarter ended 3/31/2024)	
Assets	$1.7 billion
Gross Loans	$864 million
Deposits	$1.5 billion
Shareholders' Equity	$139 million
TCE / TA[2]	7.93%
GAAP Net Income	$2.2 million
Core ROAA[2]	0.64%
Core ROATCE[2]	8.19%
Core Efficiency Ratio[2]	68.10%

Valuation Highlights (as of 4/26/2024)	
Market Capitalization	$160 million
Price / Tangible Book Value[2]	1.20x
Price / 2024E EPS[3]	13.9x
Dividend Yield[4]	5.6%

Sources: S&P Capital IQ Pro, Company filings; (1) Includes branch under construction in Roanoke, VA; (2) Unadjusted figures prepared in accordance with GAAP. Core figures are non-GAAP measures and exclude non-recurring items. See appendix for non-GAAP reconciliations; (3) Based on mean of Wall Street research estimates for NKSH; (4) Based on calendar year 2023 dividend of $1.51

Delivering Exceptional Returns to Our Shareholders

Total Shareholder Return: January 2000 to March 2024

	NKSH	Selected Peers[1]
Since January 2000	**719%**	232%
GFC Peak to Trough[2]	**1%**	-52%
GFC Peak to Current[2]	**233%**	80%
Pandemic Peak to Trough[3]	**-23%**	-35%
Pandemic Peak to Current[2]	**2%**	13%
1-Year	**0%**	19%



Financial Crisis
Covid-19 Pandemic
SVB Fallout
719%
232%
Jan-03-2000
Jan-03-2001
Jan-03-2002
Jan-03-2003
Jan-03-2004
Jan-03-2005
Jan-03-2006
Jan-03-2007
Jan-03-2008
Jan-03-2009
Jan-03-2010
Jan-03-2011
Jan-03-2012
Jan-03-2013
Jan-03-2014
Jan-03-2015
Jan-03-2016
Jan-03-2017
Jan-03-2018
Jan-03-2019
Jan-03-2020
Jan-03-2021
Jan-03-2022
Jan-03-2023
Jan-03-2024
NKSH
Selected Peers

Source: S&P Capital IQ; (1) See appendix for peer group detail; (2) Financial Crisis peak to trough represents period from 10/09/2007 to 3/9/2009; (3) Covid-19 Pandemic peak to trough represents period from 2/20/2020 to 4/7/2020

Consistently Growing Our Dividend

Common Dividends Declared Per Share: 2000 to 2023



$0.43
2000-2023 CAGR: 5.7%
$1.51
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Common Dividends
Special Dividends

Source: S&P Capital IQ Pro; Note: 2023 includes $1.00 special dividend paid in Q1 2023

Peer-Leading Efficiency



Noninterest Expense / Average Assets (%)
2.02
2.05
1.78
1.61
1.58
1.76
2018
2019
2020
2021
2022
2023
NKSH
Selected Peers(1): 25th to 75th Percentile

Sources: S&P Capital IQ Pro; Note: Noninterest expense excludes non-recurring expenses and foreclosure and repo expense; (1) See appendix for peer group detail

Dominant Market Share in Our Core Markets

County	Market Rank	Branches in Market	Deposits in Market ($M)	Deposit Market Share	% of Franchise
Montgomery	3	7	$683	23.4%	45.8%
Tazewell	1	7	255	19.7%	17.1%
Pulaski	1	3	198	39.4%	13.2%
Giles	1	3	157	61.5%	10.5%
Wythe	5	1	99	12.4%	6.6%
Radford (City)	4	1	45	12.2%	3.0%
Galax (City)	5	1	38	9.1%	2.6%
Washington	10	1	17	1.2%	1.1%
Total / Wtd. Avg.	**2**	**24**	**$1,491**	**27.3%**	**100.0%**

Top 3 rank in counties representing >80% of deposits

Montgomery

Institution	Rank	Market Share
Atlantic Union	1	25.1%
Wells Fargo	2	24.4%
National Bankshares	**3**	**23.4%**
Truist	4	7.5%
First Bancorp	5	6.2%

Tazewell

Institution	Rank	Market Share
National Bankshares	**1**	**19.7%**
First Region	2	18.9%
Truist	3	17.1%
Wells Fargo	4	14.1%
First Community	5	9.8%

Pulaski

Institution	Rank	Market Share
National Bankshares	**1**	**39.4%**
Atlantic Union	2	25.3%
Truist	3	12.8%
First Community	4	9.6%
Carter	5	5.9%

Giles

Institution	Rank	Market Share
National Bankshares	**1**	**61.5%**
Truist	2	34.5%
Peterstown	3	4.0%

Source: S&P Capital IQ Pro; Note: Information as of 6/30/2023

Deposit Base Well Positioned for Higher Rates

- ✓ Retail and small business-oriented deposit base
- ✓ Low deposit beta during last Fed tightening cycle
- ✓ Limited reliance on time deposits and wholesale funding
- ✓ Strong liquidity position - increasingly important during times of economic turmoil

3/31/2024 Deposit Composition



Non-interest bearing demand
Interest-bearing demand
Savings
Time
16%
18%
11%
55%

NKSH Cost of Interest-Bearing Deposits vs Fed Funds[1]



'22-'23 Tightening
5.33%
'15-'19 Tightening Peak (Q2'19)
2.40%
0.89%
2.54%
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
NKSH Cost of IB Deposits
Fed Funds Rate

Sources: S&P Capital IQ Pro, Company filings; (1) https://fred.stlouisfed.org/series/FEDFUNDS

Responsible Lending Drives Pristine Credit Quality

- ✓ Conservative underwriting standards
- ✓ No high-risk lending concentrations
- ✓ No lending to VC/PE industry
- ✓ Low LTVs and high DSCRs

3/31/2024 Loan Composition



Real estate construction
Consumer real estate
Commercial real estate
Commercial non real estate
Public sector and IDA
Consumer non real estate
7%
28%
48%
5%
7%
5%

Sources: S&P Capital IQ Pro, Company filings

Net Charge-offs / Average Loans: 2008 to 2023



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
NKSH
S&P U.S. BMI Banks

Performance During Periods of Stress

TSR: Financial Crisis Peak to Trough(1)



1%
-52%
-80%
NKSH
Selected Peers(2)
S&P U.S. BMI Banks

TSR: Financial Crisis Peak to Current(1)



233%
80%
71%
NKSH
Selected Peers(2)
S&P U.S. BMI Banks

TSR: Covid-19 Pandemic Peak to Trough(3)



-23%
-35%
-38%
NKSH
Selected Peers(2)
S&P U.S. BMI Banks

TSR: Covid-19 Pandemic Peak to Current(3)



23%
13%
2%
NKSH
Selected Peers(2)
S&P U.S. BMI Banks

Source: S&P Capital IQ; Note: Current market data through 3/31/2024; (1) Financial Crisis peak to trough represents period from 10/09/2007 to 3/9/2009; (2) See appendix for peer group detail; (3) Covid-19 Pandemic peak to trough represents period from 2/20/2020 to 4/7/2020

Peer-Leading Capital Levels and Return

NBB at 3/31/2024	Actual Ratio	Well Capitalized
Total Capital	18.14%	10.00%
Tier 1 Capital	17.29%	8.00%
Common Equity Tier 1	17.29%	6.50%
Tier 1 Leverage	11.02%	5.00%

- ✓ NKSH and NBB possess robust regulatory capital levels
- ✓ We carefully consider all options for our excess capital in light of the operating environment
- ✓ We have prudently returned capital to shareholders via common dividends and share repurchases
- ✓ In February 2023, we paid a $1.00 special dividend[2]
- ✓ We expect to continue returning capital as market conditions permit

Dividend Payout Ratio %



52
52
56
44
35
94
2018
2019
2020
2021
2022
2023
NKSH
Selected Peers(1)

Value of Share Repurchases / Net Income %



0
106
11
66
24
0
2018
2019
2020
2021
2022
2023

Sources: S&P Capital IQ Pro, Company filings; (1) See appendix for peer group detail. Chart presents median values;
(2) https://www.sec.gov/Archives/edgar/data/796534/000143774923000880/ex_463087.htm#:~:text=(NASDAQ%3A%20NKSH)%20the,as%20of%20January%2023%2C%202023

Strong Financial Position Provides Optionality

Organic Growth

- ✓ Contiguous and new markets offer more growth prospects than legacy markets
- ✓ Recently established loan production office in Charlottesville, VA
- ✓ New branch in Roanoke, VA expected to open in the latter half of 2024

Mergers and Acquisitions

- ✓ Announced acquisition of Frontier Community Bank on January 24, 2024
- ✓ Adds ~$153M assets as of Q1 2024 and three branch locations in Waynesboro, Staunton and Lynchburg

Capital Return

- ✓ Will continue to weigh capital return against organic growth and M&A
- ✓ Will not sacrifice position as a safe haven bank

New Business Lines

- ✓ Will look at business lines that may be synergistic with our existing lines
- ✓ Will not pursue speculative new business initiatives

Acquisition of Frontier Community Bank

Frontier Community Bank Overview

Frontier Footprint



Frontier Branch
VA
Staunton
Waynesboro
Richmond
Blacksburg
Lynchburg

Market Demographics

Staunton-Stuarts Draft, VA and Lynchburg, VA MSAs

Total Population	390,123
Historical Population Growth (2010 - 2023)(1)	6.56%
Projected Population Growth (2023 - 2028)(1)	2.59%
Median HH Income (2023)(1)	$65,839
Projected HH Income Growth (2023 - 2028)(1)	11.27%

Financial Highlights

($000s)	2021	2022	2023	Q1 2024
Balance Sheet:				
Total Assets	$146,701	$150,979	$156,416	$153,432
Gross Loans	113,377	125,651	132,770	129,681
Deposits	127,074	130,667	126,989	130,350
Loans / Deposits	89.2%	96.2%	104.6%	99.5%
NPAs(2) / Assets	0.05%	0.00%	0.00%	0.00%
Reserves / Loans	1.03%	1.03%	0.75%	0.68%
Capital Position:				
Tangible Common Equity	$15,538	$15,099	$15,726	$15,814
TCE / TA	10.59%	10.00%	10.05%	10.31%
Leverage Ratio	10.49%	10.88%	10.84%	10.69%
Tier 1 RBC Ratio	15.70%	13.65%	13.64%	14.04%
Total RBC Ratio	16.87%	14.74%	14.46%	14.79%
Earnings & Profitability:				
Net Income	$1,011	$677	$498	$84
ROAA	0.70%	0.46%	0.32%	0.21%
ROAE	6.69%	4.41%	3.24%	2.13%
Net Interest Margin	3.10%	3.02%	2.74%	2.48%
Efficiency Ratio	72.8%	80.4%	93.7%	99.3%

Sources: S&P Capital IQ Pro, Company filings
(1) Weighted average by deposits for Staunton-Stuarts Draft, VA MSA and Lynchburg, VA MSA
(2) Non-performing assets defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned

Transaction Key Assumptions and Impact

Transaction Terms

Structure & Consideration	• Frontier Community Bank to merge into The National Bank of Blacksburg • Each share of Frontier common stock to be exchanged for the right to receive either 0.4250 shares of NKSH common stock or $14.48 in cash • Shareholder elections are subject to adjustment so that at least 90% of Frontier shares are exchanged for NKSH common stock • Frontier stock options to be cashed out at $14.48[1] less the applicable strike price • Pro forma ownership of ~93% NKSH / ~7% Frontier[2]
Transaction Value	• $13.83 per Frontier Share[3][4] • $17.1 million in aggregate transaction value[4]
Personnel	• Key Frontier personnel are anticipated to be retained in the pro forma company • One member of the Frontier Board of Directors will be invited to join the NKSH Board of Directors
Approvals & Closing	• Customary regulatory and Frontier shareholder approvals required • Anticipated closing in Q2 2024

Expected Financial Impact

Including Rate Marks		Excluding Rate Marks[5]	
TBV Acc. / (Dil.)	~(5.9%)	TBV Acc. / (Dil.)	~0.4%
'25E EPS Acc.	~20.1%	'25E EPS Acc.	~8.6%
'26E EPS Acc.	~19.4%	'26E EPS Acc.	~8.7%
TBV Earnback	<2.5 years	TBV Earnback	Accretive

Key Assumptions

- 35% cost savings on Frontier's noninterest expense, 75% of cost savings achieved in 2024
- Approximately $4.0M of pre-tax transaction costs
- Total gross credit mark of $2.0M, 50% on purchased credit deteriorated loans
- $1.2M AOCI mark; $10.2M gross loan rate mark; $0.4M mark-up on fixed assets; $0.7M mark on liabilities
- $2.1M core deposit intangible

(1) 47,500 outstanding Frontier common stock options with a weighted average strike price of $8.55
(2) Assumes 10% cash election
(3) Consideration weighted adjusted price per Fronter share; Assumes 10% cash election
(4) Based on NKSH's January 19, 2024 closing price of $32.38 and 1,216,015 Frontier common shares outstanding
(5) Excludes loan and liability fair value marks

Pro Forma Overview

Key Highlights

Total Assets	Total Loans	Total Deposits
~$1.7B	~$980M	~$1.6B

Pro Forma Branch Map



NKSH Branch (25)(1)
NKSH LPO (3)
Frontier Branch (3)
VA
Staunton
Waynesboro
Charlottesville
Lynchburg
Washington

Pro Forma Loan Composition(2)



5%
4%
8%
6%
28%
49%
Real Estate Construction
Consumer Real Estate
Commercial Real Estate
Commercial Non-Real Estate
Public Sector & IDA
Consumer Non-Real Estate

Pro Forma Deposit Composition(2)



16%
20%
12%
52%
Non-Interest Bearing Demand
Interest Bearing Demand
Savings
Time

Sources: S&P Capital IQ Pro
(1) Includes branch under construction in Roanoke, VA
(2) Bank-level loan and deposit data as of September 30, 2023; Excludes purchase accounting adjustments

Transaction Rationale

Strategic

- Expands branch footprint around existing NKSH LPOs
- Deploy our non-lending products across Frontier's current footprint and clientele
- Shared operational philosophy driven by a commitment to clients, community, employees and shareholders

Markets

- Expands franchise into higher growth **Staunton**, **Waynesboro**, and **Lynchburg** markets
  - **2.59% 5 year projected population growth**[(1)] compared to 2.14% nationally
- Access Frontier's strong community relationships in its markets of operation

Financial

- Financially compelling transaction with meaningful earnings accretion and manageable TBV dilution
- Maintain exceptional pro forma capitalization
- Provides Frontier shareholders with material dividend accretion and exposure to a public stock

Risk Profile

- Minimal execution risk expected with continuous cooperation of management teams
- Frontier's pristine credit quality supports National's historically sound credit story
  - Credit review conducted by third-party and examined ~53% of total loan balance

Sources: S&P Capital IQ Pro
(1) Weighted average by deposits for Staunton-Stuarts Draft, VA MSA and Lynchburg, VA MSA

Appendix

Peer Group Detail

NKSH Selected Peers[1]	
ACNB Corporation	First United Corporation
American National Bankshares Inc.	Mid Penn Bancorp
Ameriserv Financial, Inc.	Old Point Financial Corporation
C&F Financial Corporation	Penns Woods Bancorp, Inc.
Capstar Financial Holdings, Inc.	Peoples Bancorp of North Carolina, Inc.
Codorus Valley Bancorp, Inc.	Shore Bancshares, Inc.
First Community Bancshares, Inc.	

(1) Based on peers included in NKSH's 2022 proxy statement. Excludes Limestone Bancorp, which was acquired by Peoples Bancorp in April 2023

Non-GAAP Reconciliations – Q1 2024

Tangible common equity:	
Total stockholders' equity (GAAP)	$139,390
Less: Goodwill	(5,848)
Tangible common equity (non-GAAP)	133,542
Tangible assets:	
Total assets (GAAP)	$1,689,206
Less: Goodwill	(5,848)
Tangible assets (non-GAAP)	1,683,358
Tangible common equity / tangible assets (TCE/TA):	
Tangible common equity (non-GAAP)	$133,542
Tangible assets (non-GAAP)	1,683,358
Tangible common equity / tangible assets (non-GAAP)	7.93%
Tangible book value per share:	
Tangible common equity (non-GAAP)	$133,542
Common shares outstanding	5,894
Tangible book value per share (non-GAAP)	$22.66
Average tangible common equity:	
Average stockholders' equity (GAAP)	$136,039
Less: Average goodwill	(5,848)
Average tangible common equity (non-GAAP)	130,191

Unadjusted efficiency ratio:	
Noninterest income (GAAP)	$2,199
Net interest income, FTE (non-GAAP)	8,489
Total income for efficiency ratio (non-GAAP)	10,688
Total noninterest expense for efficiency ratio (GAAP)	7,762
Unadjusted efficiency ratio (non-GAAP)	72.62%
Core efficiency ratio:	
Noninterest income (GAAP)	$2,199
Net interest income, FTE (non-GAAP)	8,489
Total income for efficiency ratio (non-GAAP)	10,688
Total noninterest expense for efficiency ratio (GAAP)	7,762
Less: Merger-related expense	(484)
Noninterest expense for efficiency ratio (non-GAAP)	7,278
Core efficiency ratio (non-GAAP)	68.10%
Core net income:	
Net income (GAAP)	$2,174
Plus: Merger-related expense (non-deductible)	484
Less: Recovery of ACL on loans, net of taxes	(8)
Core net income (non-GAAP)	2,650

Source: Company filings

Non-GAAP Reconciliations – Q1 2024

Unadjusted ROATCE:	
Net income (GAAP)	$2,174
Average tangible common equity (non-GAAP)	130,191
Unadjusted ROATCE (non-GAAP)	6.72%
Core ROATCE:	
Core net income (non-GAAP)	$2,650
Average tangible common equity (non-GAAP)	130,191
Core ROATCE (non-GAAP)	8.19%
Unadjusted ROAA:	
Net income (GAAP)	$2,174
Average assets (GAAP)	1,660,253
Unadjusted ROAA (GAAP)	0.53%
Core ROAA:	
Core net income (non-GAAP)	$2,650
Average assets (GAAP)	1,660,253
Core ROAA (non-GAAP)	0.64%
Core earnings per share (EPS):	
Core net income (non-GAAP)	$2,650
Weighted average number of common shares outstanding	5,892
Core EPS (non-GAAP)	$0.45

Source: Company filings